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                                                                  EXHIBIT 10.51


                          REGISTRATION RIGHTS AGREEMENT



                  This Registration Rights Agreement (this "Agreement") is made and entered into as of the 23rd day of January, 1997, by and between KTI, Inc., a New Jersey corporation (the "Company"), and Maine Woodchips Associates (the "Holder").

         The parties hereby agree as follows:

         1.       Securities Subject to this Agreement.

                  (a) Subject Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities, as defined below.

                  (b) Holders of Registrable Securities. A Person is deemed to be a holder (a "Holder") of Registrable Securities whenever such Person owns Registrable Securities or has the present right to acquire such Registrable Securities, whether or not such acquisition has actually been effected.

                  (c) Selling Holders. A Holder is deemed to be a "Selling Holder" of Registrable Securities whenever such Holder exercises its rights to register its Registrable Securities pursuant to this Agreement.

         2.        Demand Registration

                  (a) Demand. At any time after February 1, 1998 upon the written request (a "Demand") by the Holders of a majority of the Registrable Securities, the Company will, subject to the terms of this Agreement, use its reasonable best efforts to register as soon as practicable under the Securities Act for public sale in accordance with the method or methods of disposition specified in the Demand, the number of shares of Registrable Securities specified in the Demand (a "Demand Registration"). Subject to the foregoing, the Holders shall be entitled to a Demand Registration of the shares of Common Stock issuable upon exercise of the Purchase and sell such shares pursuant to an effective registration filed pursuant to this Agreement without exercising such Purchase any earlier than the time for the sale of such shares of Common Stock pursuant to such Demand Registration. The Company shall be obligated to register Registrable Securities pursuant to this Section on one (1) occasion only. Within ten (10) days after receipt of any Demand, the Company shall give written notice of such Demand to all other Holders of Registrable Securities and will also include in any such registration all Registrable Securities with respect to which the Company has received a Demand from any of such Holders for inclusion


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therein (which Demand shall specify the intended method or methods of disposition) within twenty (20) days after the date of such notice. Notwithstanding anything to the contrary contained herein, the Company shall be entitled, at its election, to join in any such registration with respect to securities to be offered by it. The Company may postpone for a reasonable period of time, not to exceed one hundred twenty (120) days, the filing or effectiveness of any registration statement hereunder, or the undertaking of any work by the Company with respect to the preparation of any such registration statement, if the Board of Directors of the Company in good faith determines that such filing or registration might have a material adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction. Such right of delay may not be exercised more than once in any one-year period.

                  (b) Other Registrations. Except for registration statements on Form S-4, Form S-8 (or Form S-3, if such registration covers an offering of the type contemplated by Form S-8) or any successor forms thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock or other equity security (together with its Common Stock, the Company's "Equity Securities"), whether for its own account or that of others, from the date of receipt of a Demand until the completion of the period of distribution of the Demand Registration contemplated thereby if, and only if, such Demand relates to an underwritten offering.

                  (c) Registration Statement Form. Demand Registrations under this Section shall be on such appropriate registration form of the Commission
(i) as shall be selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Demand or Demands. In addition to the required information, the Company agrees to include in any such registration statement all information with respect to the Company which the Holders participating in such Demand Registration shall reasonably request from time to time in writing and which is customarily found in registration statements; provided that the inclusion of such information does not create an undue burden to the Company. Each of the Holders participating in such Demand Registration shall provide (x) such information required for the preparation of such registration statement with respect to each such Holder and (y) the intended method or methods of distribution of its Registrable Securities and shall otherwise cooperate in such manner as the Company shall reasonably request from time to time in writing.

                  (d) Underwritten Offerings. If the Holders participating in such Demand Registration intend to distribute Registrable Securities by means of an underwriting, they shall so advise the Company in the Demand and the Company shall include such information in the written notice to other Holders referred to in Section 2(a). The right of any Holder to registration pursuant to this
Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested. Any underwriter or underwriters thereof shall be selected by the majority of Holders participating in such underwriting, subject to the approval of the Company, which


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approval shall not be unreasonably withheld. Upon request of the underwriters, the Company shall (together with all Holders proposing to distribute their Registrable Securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Holders sending the Demand, subject to the approval of the Company, which approval shall not be unreasonably withheld. The following provisions shall apply to any such underwriting:

                  (i) Notwithstanding any other provision of this Section , if the managing underwriter of such underwritten offering determines that marketing factors require a limitation of the number of shares to be underwritten and so advises the Company in writing, then the Company shall so advise all Selling Holders of the number of shares of Registrable Securities that, according to the managing underwriter, may be included in the registration, and the underwriting shall be allocated among all such Selling Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities owned by such Holders at the time of filing of the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

                  (ii) If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration.

                  (iii) If the managing underwriter has not limited the number of shares of Registrable Securities to be underwritten, the Company may include shares of Common Stock for its own account or the account of others in such registration in accordance with Section 2(a) if the managing underwriter so agrees and if the number of shares of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                  (iv) Notwithstanding the foregoing, if the Company is to offer its own shares of Equity Securities in an underwritten offering and if the managing underwriter limits the number of shares of Registrable Securities and the Company's shares of Equity Securities to be underwritten, then in connection with such underwriting the number of shares of Equity Securities and Registrable Securities that may be included in such underwriting shall be allocated first to the Selling Holders as set forth in subdivision (i) above and, if additional shares may be sold, such additional shares shall be allocated to the Company.

                  (e) Expenses. The Company shall, whether or not any Demand Registration shall become effective under the Securities Act, pay all Registration Expenses incident to its performance of or compliance with this Section , including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants (including the expenses of any audit or "cold comfort" letter required hereby) and other Persons retained by the Company and any fees and disbursements of


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underwriters customarily paid by issuers or sellers of securities (excluding any underwriting commissions and discounts). In all cases, any allocation of Company personnel or other general overhead expenses of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business shall be borne by the Company.

                  (f) Effective Registration Statement. A Demand Registration shall be deemed to have been effected and the Company's obligation under this Section satisfied if a registration statement has become effective and such registration statement shall have been continuously effective for one hundred twenty (120) days or until all Registrable Securities covered thereby have been sold, if earlier; provided that a Demand Registration which does not become effective after the Company has commenced preparation of a registration statement by reason of the withdrawal from such registration, prior to effectiveness, by Holders of a majority of the Registrable Securities participating in such registration (other than a withdrawal based upon the advice of counsel relating to a matter primarily with respect to disclosure relating to the Company) shall be deemed to have been effected by the Company upon the Demand of such Holders unless such Holders shall have elected to pay all Registration Expenses in connection with such registration. Notwithstanding the foregoing, a Demand Registration shall not be deemed to have been effected
(i) if the offering is prevented by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason other than by reason of some act or omission of any Holder of Registrable Securities participating in such Demand Registration or (ii) if the conditions to closing agreed to by the Company specified in the Subscription Agreement or an underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied by reason of a breach by the Company of its covenants contained therein.

         3.       Incidental Registration

                  (a) Right to Include Registrable Securities. If at any time after the date of this Agreement and up to and including the third anniversary of such date the Company at any time proposes to register for sale for cash any shares of its Equity Securities under the Securities Act, whether for its own account or for the account of other security holders or both, on any form other than Form S-4, Form S-8 (or Form S-3, if such registration covers an offering of the type contemplated by Form S-8) or any successor or similar forms and other than by a registration pursuant to an agreement which, by its terms, would prohibit the inclusion of Registrable Securities, unless such prohibition is waived, it will give written notice (a "Registration Notice") to each Holder of Registrable Securities of its intention to do so and whether such registration relates to an underwritten offering. Upon the written request of any Holder of Registrable Securities made within twenty (20) business days after the receipt of any Registration Notice (which request shall specify the Registrable Securities intended to be disposed of by such Holders and, if the offering by the Company is not an underwritten offering, the intended method or methods of disposition thereof), the Company will, subject to the terms of this Agreement, use its reasonable best efforts to effect the registration under the Securities Act of all Registrable



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Securities which the Company has been so requested to register by such Holders, to the extent requisite to permit the disposition (if not an underwritten offering, in accordance with the intended method or methods thereof as aforesaid to the extent permitted by the registration form being used by the Company) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement that covers the Equity Securities which the Company proposes to register (an "Incidental Registration"); provided that the provisions of this Section 3(a) are subject in all respects to the provisions of Section 3(c) regarding underwritten offerings. No registration effected under this Section 3 shall relieve the Company of its obligation to effect any Demand Registration under Section 2. Each Holder participating in an Incidental Registration hereunder shall provide such information with respect to it for inclusion in such offering in such manner as the Company shall reasonably request from time to time in writing. Notwithstanding anything to the contrary contained herein, the Company shall have no obligation to include Registrable Securities in any Incidental Registration pursuant to the provisions hereof unless so requested by such Holder after delivery of a Registration Notice as provided in this paragraph 3(a).

                  (b) Delay or Cancellation of Registration. If, at any time after delivery of a Registration Notice and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of its Equity Securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities, and thereupon
(i) in the case of a determination not to register its Equity Securities, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay any Registration Expenses otherwise required to be paid by it in connection therewith), without prejudice, however, to the rights of a majority of the Holders of Registrable Securities to request that such registration be effected as a Demand Registration under Section 2, and (ii) in the case of a determination to delay such registration, shall be permitted to delay registering any Registrable Securities for any period it deems necessary.

                  (c) Underwritten Offerings. If the Company at any time proposes to register any of its Equity Securities under the Securities Act as contemplated by this Section 3 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to subdivision 3(c)(i) below, use reasonable efforts to arrange for such underwriters (it being understood that the Selling Holders shall not be entitled to use any other underwriters) to include all the Registrable Securities to be offered and sold by such underwriters. Upon request of the Company or the underwriters, each of such Selling Holders shall be a party to the underwriting agreement between the Company and the underwriters and any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement may be conditions precedent to the obligations of such Holders. No Holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder, its Registrable Securities, and any other representations, warranties or agreements reasonably requested by the Company or the underwriters and customarily made in underwritten offerings,


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and any other representation or warranty required by law. The following provisions shall apply to any such underwriting:

                  (i) Notwithstanding any other provisions of this Section , if the managing underwriter of such underwritten offering determines that marketing factors require a limitation of the number of shares to be underwritten and so advises the Company in writing, then the Company shall so advise all of the Selling Holders of the number of shares of Registrable Securities that may be included in the registration, and the underwriting shall be allocated first to the Company and, if additional shares may be sold, subject to any agreement which by its terms would give any other Person priority over the Selling Holders relating to the inclusion of shares in such registration statement, such additional shares shall be allocated among all Selling Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities initially sought to be registered by such Selling Holders in connection with such registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

                  (ii) The rights of the Company under this Section 3(c) shall not be deemed to limit the Company's rights not to include Registrable Securities in any such registration pursuant to the other provisions of this
Section 3.

                  (iii) If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration.

                  (d) Expenses. The Company will pay all Registration Expenses in connection with any Incidental Registration.

         4. Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, subject to the other provisions of this Agreement and subject to the full cooperation of the Holders of Registrable Securities requested to be included in any such registration, as expeditiously as is reasonably practicable:

                  (i) use its reasonable best efforts to prepare and file with the Commission within sixty (60) days after receipt of a Demand for registration pursuant to Section 2(a) with respect to such Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its reasonable best efforts to cause such registration statement to become and remain effective; provided, however, that the Company may discontinue any registration pursuant to Section 3 at any time; provided, further, that the Company shall have no obligation to cause any registration statement filed pursuant to Section 2 to remain effective


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for longer than one hundred twenty (120) days; and provided, further, that before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, the Corporation will notify each Selling Holder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred twenty (120) days or such shorter period that will terminate when all shares of the securities covered by such registration statement have been sold (but not before the expiration of the applicable prospectus delivery period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor provision thereto, thereunder, if applicable) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders set forth in such registration statement;

                  (iii) furnish to each Selling Holder and each underwriter, if any, of the securities covered by such registration statement, such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus used in connection therewith (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, in each case, as such Holders and the underwriters, if any, may reasonably request;

                  (iv) use its reasonable best efforts to register or qualify all Registrable Securities included in such registration statement under such other securities laws or "blue sky" laws of such reasonable number of United States jurisdictions as any Selling Holder or any underwriter, if any, of the Registrable Securities being sold by such Holders shall reasonably request, and to use reasonable best efforts to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and to do any and all other things that may be reasonably necessary or advisable to enable such Holders and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holders; provided that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subdivision
(iv), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction;

                  (v) use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the


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Company to enable the Holders thereof to consummate the disposition of such
Registrable Securities.

                  (vi) use its reasonable best efforts to furnish to each Selling Holder a signed counterpart, addressed to each such Holder (and the underwriters, if any) of (A) an opinion of counsel for the Company customary for transactions similar to the transactions contemplated by this Agreement, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory to the Holders of a majority of the Registrable Securities being sold, and (B) a "comfort letter," dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a comfort letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, reasonably satisfactory to the Holders of a majority of the Registrable Securities being sold, and covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in "comfort letters" of issuer's accountants delivered to the underwriters in underwritten public offerings of securities;

         immediately notify each Selling Holder, during any time when a registration statement relating thereto is effective under the Securities Act, of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement, as then in effect, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and each Selling Holder agrees to promptly advise the Company at any time that it learns of any of the foregoing), and as soon as reasonably practicable the Company shall prepare and file with the Commission and furnish to such Selling Holders and each underwriter, if any, a reasonable number of copies of a supplement to or any amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (vii) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Selling Holders of a majority (by number of shares) of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such shares, including indemnification in the form set forth in Section 7 hereof;

                  (viii) make available for inspection by any Selling Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney,


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accountant or other agent retained by any such Selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Person in connection wit such registration statement;

                  (ix) use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed; and

                  (x) otherwise use its reasonable best efforts to comply with all applicable rules and regulation of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first day of the Company's first full fiscal quarter ending after the effective date of such registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158, or any successor provision thereto, thereunder.

                  Each Selling Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (vii) of this Section 4 (or should it otherwise learn of any such occurrence), it will forthwith discontinue its offer and sale or other dispositions of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until it has been advised by the Company that it is permissible to recommence such offer, sale or other disposition and until it has received the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this Section 4 and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in its possession of the prospectus relating to such Registrable Securities that is current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in subdivision (ii) of this Section 4 shall be extended by the length of the period from and including the date when each Selling Holder of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such Selling Holder has received the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 4.

         5.                Holdback Agreements.

                  (a) Holders. If any registration pursuant to this Agreement shall be in connection with an underwritten public offering, the Holders agree, if so reasonably required by the managing underwriter in connection with such underwritten offering, not to effect any public sale or distribution, including any sale pursuant to Rule 144 or Rule 144A, or any successor provisions, under the Securities Act, of any Equity Security of the Company or of any security



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convertible into or exchangeable or exercisable for any Equity Security of the
Company (in each case, other than as part of such underwritten offering), during such period prior to and after the effective date of any registration as may be reasonably required by the managing underwriter in connection with such underwritten offering (except as part of such registration); provided, however, that in no case shall such period prior to and after the effective date of any such registration exceed seven (7) days and one hundred eighty (180) days, respectively; and provided, further, that if the agreement by the Holders pursuant to this paragraph shall apply to Registrable Securities covered by such registration statement, the Company shall use its best efforts to cause such registration statement to remain effective through the period ending at least thirty (30) days after the expiration of the period during which the Holders shall not be permitted to effect any sale or distribution of such Registrable Securities.

                  (b) The Company. If any registration pursuant to this Agreement shall be in connection with an underwritten public offering, the Company agrees, if so reasonably required by the managing underwriter in connection with such underwritten offering, not to effect any public sale or distribution, including any sale pursuant to Rule 144 or Rule 144A, or any successor provisions, under the Securities Act, of any Equity Security of the Company or of any security convertible into or exchangeable or exercisable for any Equity Security of the Company (in each case, other than as part of such underwritten offering), during such period prior to and after the effective date of any underwritten registration as may be reasonably required by the managing underwriter in connection with such underwritten offering (provided, however, that in no case shall such period prior to and after the effective date of any such registration exceed seven (7) days and one hundred eighty (180) days, respectively) except (i) as part of such registration or (ii) pursuant to registrations in connection with (A) any merger or consolidation by the Company or any of its subsidiaries, (B) the acquisition by the Company or any of its subsidiaries of the capital stock or substantially all of the assets of another Person, or (C) any employee stock option or other benefit plan.

         6. Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the representative of the Selling Holders, such Selling Holders' underwriters, if any, and such Selling Holders' and such underwriters' respective counsel and accountants, the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act (provided that the Company shall be required to afford such access only after the receipt of confidentiality agreements containing customary provisions in form and substance which are reasonably acceptable to the Company).

         7.       Indemnification.



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                  (a) Indemnification by the Company. In the event of any
registration of any securities of the Company under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless in the case of any registration statement filed pursuant to this Agreement each Holder of Registrable Securities, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, including reasonable costs of investigation, to which they or any of them may become subject under the Securities Act or any other statute or law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the consent of the Company, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions (subject to Section 7(c) below), insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used before the effective date of such registration statement, or contained in the prospectus as amended or supplemented if the Company files any amendment thereof or supplement thereto with the Commission, if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current pursuant to the terms hereof, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and subject to the provisions of Section 7(c), the Company will reimburse such Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that
(x) the Company shall not be liable to such Holder in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument executed by such Holder specifically stating that it is for use in the preparation thereof and (y) the Company shall not be liable to any underwriter or Person controlling such underwriter in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument executed by such underwriter specifically stating that it is for use in preparation thereof; provided, further, that the Company shall not be liable to any Person who participates as


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
an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of Section 15 of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such Holder.

                  (b) Indemnification by the Holders of Registrable Securities. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from each Holder of Registrable Securities participating in the registration to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(a)) the Company, each Person who participates as an underwriter in the offering or sale of such securities, and each other Person, if any, who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act, and their directors and officers, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, or any post-effective amendment thereof, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or any such underwriter through an instrument executed by such Holder (or such other Person) specifically stating that it is for use in the preparation of such registration statement, or any post-effective amendment thereof, preliminary prospectus, final prospectus, or summary prospectus, or any amendment or supplement thereto: provided that such Holder shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of Section 15 of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or investigation, action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company, each underwriter, any controlling persons thereof, and each director or officer thereof, and shall survive the transfer of such securities by such Holder.

                  (c) Notices of Claims, etc. Promptly after receipt by a party entitled to indemnity under this Section 7 (an "indemnified party") of notice of a claim, a threat of litigation or the commencement of any action or proceeding or threat of claim involving a claim referred to in the preceding subdivisions of this Section 7, such indemnified party will, if a claim in respect thereof is to be made against another party against whom indemnity may be sought pursuant to this Section 7 (an "indemnifying party"), give written notice to the indemnifying party of the commencement of such action or threat of claim; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 7, except to the extent that the indemnifying party is materially prejudiced in its ability to defend against or settle such action by such failure to give notice. In addition, any failure to give such notice shall not relieve the indemnifying party from any other liability that it may have to such indemnified party. Notice given within ten (10) days of commencement of the action shall be conclusively presumed not to adversely affect the indemnifying party's ability to defend or settle the action. In case any such action is brought against an indemnified party, unless and except to the extent that in the reasonable judgment of the indemnified party and the indemnifying party, based on advise of their respective counsel, a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and acknowledgement in writing by the indemnifying party that the claim in question is one for which the indemnifying party is obligated to indemnify the indemnified party, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation made at the request of the indemnifying party; provided, however, that if such indemnified party has a reasonable basis to believe, and does believe, that its interests in such action conflict with those of the indemnifying party, the indemnified party may so notify such indemnifying party and the indemnifying party will remain liable to such indemnified party for all fees, costs and expenses incurred by such indemnified party in retaining one separate counsel to participate in the defense of such action. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party, which consent shall not be unreasonably withheld.

                  (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 7 (with appropriate modifications) shall be given by the Company and the Selling Holders with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

                  (e) Contribution. If the indemnification provided for in this
Section 7 is unavailable to the indemnified parties for any reason, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the aggregate amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses as between the Company on the one hand and each Holder of Registrable Securities on the other, in such proportions as are appropriate to reflect the relative fault of the Company and each such Holder in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and each Holder of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any expenses reasonably incurred by such indemnified party in connection with investigating any such action or claim. Notwithstanding the foregoing provisions of this Section 7(e), (i) no Holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) no person guilty of fraudulent misrepresentations (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each Person, if any, who controls the Holders of Registrable Securities or the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who shall have signed the registration statement, and each officer of the Holders or the Company shall have the same rights to contribution as the Holders or the Company subject in each case to the provisions of subdivision
(ii) of the preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this Section 7, notify such party from whom contribution may be sought, and such notice shall be a condition precedent to the other party's liability under this Section 7 or otherwise.

         8. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "NASD":  The National Association of Securities Dealers, Inc.

         "Registrable Securities": Any share of Common Stock or other Equity Security sold pursuant to a Subscription Agreement or private placement or issued or issuable upon exercise of the Purchase, and any securities issued or issuable with respect to any such securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reorganization or other such event. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144, or any successor provision, under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (d) they shall have ceased to be outstanding, or (e) in the written opinion of counsel to the Company, they may be freely transferred without registration or qualification under the Securities Act or any similar state law then in force (provided, however, that, in such event, the Company shall remove the restrictive legend upon presentation of the stock certificates for such purpose).

         "Registration Expenses": All expenses incident to the Company's performance of or compliance with the registration provisions of this Agreement, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or "blue sky" laws, all word processing, duplicating and printing expenses of the Company, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of not more than one firm of legal counsel retained by the Selling Holders chosen by the majority of such Holders, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

         9.        Miscellaneous.

                  (a) The Company agrees to use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required by the Company under the Securities Act and the Exchange Act at any time it is subject to such reporting requirements and to furnish to a holder of Registrable Securities upon request a written statement of the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the holder may reasonably request solely for the purpose of availing itself of any rule or regulation of the Commission allowing the holder to sell any such Registrable Securities without registration.

                  (b) THIS AGREEMENT AND ANY TERM HEREOF MAY BE CHANGED, WAIVED, DISCHARGED OR TERMINATED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHICH ENFORCEMENT OF SUCH CHANGE, WAIVER, DISCHARGE OR TERMINATION IS SOUGHT. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN

ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY. THE SECTION HEADINGS IN THIS AGREEMENT ARE FOR PURPOSES OF CONVENIENCE ONLY AND SHALL NOT CONSTITUTE A PART HEREOF.

         10. Notices. To be effective, all notices and demands under this Agreement must be in writing and must be given (a) by depositing the same in the United States mail, postage prepaid, certified or registered, return receipt requested, or (b) by delivering the same in person and receiving a signed receipt therefor, or (c) by telefacsimile. Notices to a Holder shall be directed to the most recent address or telefacsimile number given by such Holder to the Company, which addresses and numbers initially are, with respect to the Holders, set forth on the signature page hereto; notices to the Company shall be directed to KTI, Inc., 7000 Boulevard East, Guttenberg, New Jersey 07093, telefax number:
(201) 854-1771, Attention: Nicholas Menonna, Jr., with a copy to McDermott, Will & Emery, 1211 Avenue of the Americas, New York, New York 10036-8701, telefax number: (212) 547-5444, Attention: Brian Hoffmann, Esq. Notices mailed in accordance with the foregoing shall be deemed to have been given and made five
(5) days following the date so mailed. Any party may designate a different address to which notices or demands shall thereafter be directed and such designation shall be made by written notice given in the manner hereinabove required.

         11. Owner of Registrable Securities. The Company will maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock or other Equity Securities of the Company, in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in the stock book of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

         12. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including assignees of the Common Stock or the Purchase rights of the Holders of Registrable Securities; provided that no Holder of Registrable Securities may assign its rights hereunder to any Person unless such Person agrees in writing to be bound by and to perform all of the terms and conditions of this Agreement.


                 [ Remainder of page intentionally left blank ]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the year and date first above written.


                                KTI, INC., a New Jersey corporation



                                By:  ______________________________
                                     Name:    Nicholas Menonna, Jr.
                                     Title:   Chairman of the Board of Directors
                                              and Chief Executive Officer


                                MAINE WOODCHIPS ASSOCIATES,
                                a Maine Partnership



                                By:  ______________________________
                                      Name:
                                      Title:  Partner


                                address: c/o James R. Beers
                                          Beers & Cutler
                                          1250 Connecticut Avenue N
                                          Fourth Floor
                                          Washington, DC 20036

                       telephone number 202-331-0300
                       telefacsimile number: 202-778-0259




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